Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2011
Operating and Direct Financing Leases [Abstract]
Operating and Direct Financing Leases
9.	Operating and Direct Financing Leases

Charters-in

As at December 31, 2011, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $250.8 million, comprised of $125.1 million (2012), $68.2 million (2013), $23.0 million (2014), $16.0 million (2015), $9.1 million (2016) and $9.4 million (thereafter). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.

Charters-out

Time-charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the charterer with the option to acquire the vessel or the option to extend the charter. As at December 31, 2011, minimum scheduled future revenues to be received by the Company on time-charters and bareboat charters then in place were approximately $10.1 billion, comprised of $1.3 billion (2012), $1.1 billion (2013), $1.1 billion (2014), $1.1 billion (2015), $1.0 billion (2016) and $4.5 billion (thereafter). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2011, revenue from unexercised option periods of contracts that existed on December 31, 2011 or variable or contingent revenues. In addition, minimum scheduled future revenues presented in this paragraph have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

The carrying amount of the vessels employed on operating leases at December 31, 2011, was $5.3 billion (2010—$5.5 billion). The cost and accumulated depreciation of the vessels on time charter as at December 31, 2011 and 2010 were $7.2 billion, $1.9 billion, and $7.4 billion, $1.9 billion, respectively.

Operating Lease Obligations

Teekay Tangguh Subsidiary

The Company’s subsidiary Teekay LNG owns a 99% interest in Teekay Tangguh, which owns a 70% interest in Teekay Tangguh Subsidiary, essentially giving it a 69% interest in the Teekay Tangguh Subsidiary. As at December 31, 2011, the Teekay Tangguh Subsidiary was a party to operating leases whereby it is the lessor and is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Subsidiary is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Subsidiary. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the third party company is entitled to increase the lease payments under the Sublease to maintain its agreed after-tax margin. The Teekay Tangguh Subsidiary’s carrying amount of this tax indemnification is $9.9 million and is included as part of other long-term liabilities in the accompanying consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Subsidiary may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Subsidiary will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for each of the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2011, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1)	Sublease Payments (1)
2012	28,859	24,999
2013	28,843	24,999
2014	28,828	24,999
2015	22,188	24,999
2016	21,242	24,999
Thereafter	260,306	306,356

Total	$390,266	$431,351

(1)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2011, the Teekay Tangguh Subsidiary had received $120.1 million of aggregate Head Lease receipts and had paid $66.0 million of Sublease payments.

Net Investment in Direct Financing Leases

The time-charters for two of the Company’s LNG carriers, one FSO unit and equipment that reduce volatile organic compound emissions (or VOC equipment) are accounted for as direct financing leases. The following table lists the components of the net investments in direct financing leases:

	December 31, 2011 $	December 31, 2010 $
Total minimum lease payments to be received	741,604	796,137
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,636	1,726
Less unearned revenue	(486,797)	(513,812)

Total	459,908	487,516
Less current portion	23,171	26,791

Long-term portion	436,737	460,725

As at December 31, 2011, minimum lease payments to be received by the Company in each of the next five years following 2011 were $62.4 million (2012), $49.5 million (2013), $48.1 million (2014), $47.1 million (2015) and $47.3 million (2016). The VOC equipment lease is scheduled to expire in 2014, the FSO contract is scheduled to expire in 2017, and the LNG time-charters are both scheduled to expire in 2029.